Employee Benefit Plan (First Aviation Services, Inc. [Member])	12 Months Ended
Dec. 31, 2011
First Aviation Services, Inc. [Member]
Employee Benefit Plan
8. Employee Benefit Plan

API maintains a defined contribution savings plan, qualified under Section 401(k) of the Internal Revenue Code that covers substantially all of its full-time employees. The savings plan allows employees to defer up to 15% of their salary, with the Company partially matching employee contributions and covering certain administrative expenses of the savings plan. Effective May 21, 2010, the Company reinstated matching contributions. Employees vest in the Company contribution ratably over three years. The Company expensed $142 and $74 related to the savings plan during the years ended December 31, 2011 and December 31, 2010, respectively. Employees do not have an option to invest in the Company's stock under the savings plan.